As filed with the Securities and Exchange Commission on July 22, 1997


                                                             File Nos. 333-26077
                                                                        811-3626

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-14


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         Post -Effective Amendment No. 3



                           CITIZENS INVESTMENT TRUST*
               (Exact name of registrant as specified in charter)

                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, including Area Code: (603) 436-5152


                                 Sophia Collier
                                One Harbour Place
                                    Suite 525
                             Portsmouth, N.H. 03801
                     (Name and address of Agent for Service)

It is proposed that this filing will become effective on September 16, 1997 pursuant to paragraph (a) of Rule 485, or such earlier date on which the Commission may declare this filing effective pursuant to subparagraph (3) of Rule 485 (a).

Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has previously registered an indefinite number of securities under the Securities Act of 1933. The Notice required by Rule 24f-2 will be filed by the Registrant for its most recent fiscal year on or before August 29, 1997.

_____________________
* This filing only relates to Muir California Tax-Free Income Portfolio

                            CITIZENS INVESTMENT TRUST
                         FORM N-14 CROSS-REFERENCE PAGE


PART A:  INFORMATION REQUIRED IN THE PROSPECTUS

Item 1.      Beginning of Registration                Cover page
             Statement and Outside
             Front Cover Page of Prospectus

Item 2.      Beginning and Outside                    Back page
             Back Cover Page of
             Prospectus
Item 3.      Fee Table, Synopsis                      Summary; Investment Policies and
             Information  and Risk                    Risk Factors
             Factors
Item 4.      Information about the                    Summary; Description of the
             Transaction                              Reorganization; Additional
                                                      Information About the Transaction

Item 5.      Information about the                    Investment Policies and Risk
             Registrant                               Factors; The People and
                                                      Operations of Citizens Trust;
                                                      Additional Information About the
                                                      Transaction; Manager's Comments;
                                                      Additional Information About the
                                                      Muir and Income Portfolios


Item 6.     Information about the                     Summary; Investment Policies and
            Company being Acquired                    Risk Factors; Factors Considered
                                                      by the Board of Trustees Before
                                                      Recommending this Transaction;
                                                      Manager's Comments; Additional
                                                      Information About the
                                                      Transaction; Additional
                                                      Information about the Muir and
                                                      Income Portfolios

Item 7.      Voting Information                       Voting Information

Item 8.      Interest of Certain Persons              Description of the
             and Experts                              Reorganization; The People and
                                                      Operations of Citizens Trust;
                                                      Financial Statements and Expert


Item 9.      Additional Information for               Not Applicable
             Reoffering by Persons
             Deemed to be Underwriters

PART B:  INFORMATION REQUIRED IN THE STATEMENT OF ADDITIONAL INFORMATION

Item 10.     Cover Page                                Cover Page

Item 11.     Table of Contents                         Table of Contents

Item 12.     Additional Information about              Investment Policies and Risk
             the Registrant                            Factors; The People and
                                                       Operations of Citizens Trust;
                                                       Additional Information About the
                                                       Transaction; Manager's Comments;
                                                       Additional Information About the
                                                       Muir and Income Portfolios


Item 13.     Additional Information about              Summary; Investment Policies and
             the Company Being                         Risk Factors; Factors Considered
             Acquired                                  by the Board of Trustees Before
                                                       Recommending this Transaction;
                                                       Manager 's Comments; Additional
                                                       Information About the
                                                       Transaction; Additional
                                                       Information about the Muir and
                                                       Income Portfolios


Item 14.    Financial Statements                       Additional Information About the
                                                       Transaction; Additional
                                                       Information about the Muir and
                                                       Income Portfolios



PART C:  OTHER INFORMATION

Item 15.     Indemnification                           Indemnification

Item 16.     Exhibits                                  Exhibits

Item 17.     Undertakings                              Undertakings

                              PRELIMINARY MATERIALS
                              NOT FOR DISTRIBUTION

CITIZENS INVESTMENT TRUST
Muir California Tax Free Income Portfolio
One Harbour Place
Portsmouth, New Hampshire 03801
Phone: (800) 223-7010

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be held on September 10, 1997 at the offices of Citizens Investment Trust, One Harbour Place, Portsmouth, New Hampshire 03801, at 10:30 am, EDT.

To the Shareholders of Muir California Tax-Free Income Portfolio:
NOTICE IS HEREBY GIVEN THAT a Special Meeting of Shareholders of Muir California Tax Free Income Portfolio (the "Muir Portfolio") will be held on September 10, 1997 for the following purposes.

ITEM 1.

To decide whether or not to approve the attached Plan of Reorganization ("the Plan") wherein it is proposed that the Muir Portfolio be reorganized with the Citizens Income Portfolio (the "Income Portfolio"), another series of Citizens Investment Trust ("Citizens Trust" or the "Trust").

If shareholders of the Muir Portfolio approve the Plan, they will be approving:

(a) The transfer of all the assets and liabilities of the Muir Portfolio to the Income Portfolio, in exchange for shares of the Income Portfolio with a value equal to the value of the assets (minus liabilities) transferred;

(b) The distribution of the shares of equal value in the Income Portfolio to the shareholders of the Muir Portfolio;

(c) The dissolution of the Muir Portfolio.

ITEM 2.

To transact such other business as may properly come before the Meeting or any adjournment thereof.

The proposed reorganization and related matters are described in the attached Combined Proxy Statement/Prospectus. A copy of the Plan is also attached for your information as Exhibit 1.

Shareholders of record of the Muir Portfolio, as of the close of business on June 12, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof.

The Trustees recommend that shareholders of the Muir Portfolio vote YES on
Item 1.

YOUR VOTE MATTERS! PLEASE READ, COMPLETE AND RETURN PROMPTLY THE ENCLOSED PROXY CARD WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF CITIZENS TRUST. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY A SIGNED WRITING DELIVERED AT THE MEETING OR FILED WITH THE SHAREHOLDER SERVICING AGENT.


                                                 Sophia Collier
                                                 President
                                                 July 22, 1997

                              PRELIMINARY MATERIALS
                              NOT FOR DISTRIBUTION


                           PROXY STATEMENT/PROSPECTUS
                              Dated: July 22, 1997


CITIZENS INVESTMENT TRUST
One Harbour Place, Portsmouth, New Hampshire 03801
Phone: (800) 223-7010

This document is called a Combined Proxy Statement/Prospectus. It is meant to provide you with two types of information. First, it describes a reorganization we, the Board of Trustees of Citizens Investment Trust ("Citizens Trust" or the "Trust"), have approved, subject to shareholder approval, to reorganize Muir California Tax-Free Income Portfolio (the "Muir Portfolio" into Citizens Income Portfolio ("Income Portfolio"). Second, it offers the investment disclosures you will need should the reorganization plan be effected.

We, the Board of Trustees, on behalf of Citizens Trust, are sending you this Combined Proxy Statement/Prospectus to solicit your proxy to be voted for or against the reorganization at a Special Meeting of Shareholders to be held on September 10, 1997 at the offices of Citizens Trust, One Harbour Place, Portsmouth, New Hampshire 03801, at 10:30 am EDT.

Why Are We Doing This?:

The primary reason for this reorganization is to allow shareholders of the Muir Portfolio to continue to obtain income from securities that are selected using both financial criteria and criteria of social responsibility, while combining the assets of the Muir Portfolio with those of the Income Portfolio in order to achieve economies of scale and, hopefully, better performance. The performance of California tax free bonds in recent years has been disappointing and Muir Portfolio shareholders have not fared well in comparison to shareholders of other fixed income securities (particularly on a pre-tax basis but also, to some degree, on a tax-equivalent basis). In order to attempt to provide the Muir Portfolio shareholders with stronger performance and a better rate of return on fixed income securities while also lowering their costs, we, the Board of Trustees, determined that it would be in the best interests of Muir Portfolio shareholders to merge or reorganize the Muir Portfolio into the Income Portfolio.

Important Information:
The Income Portfolio may invest up to 35% of its assets in non-investment grade or speculative securities (commonly referred to as "junk bonds"), whereas the Muir Portfolio does not invest in securities rated below investment grade.


It should be noted that the proposed reorganization is a taxable event. It should also be understood that although the Muir Portfolio invests in tax-free securities, the Income Portfolio does not - dividends and capital gains are fully taxable.


How the Reorganization Will Work:
The Income Portfolio is an existing series of the Trust, which started operations on June 10, 1992. If the shareholders vote to go ahead with the reorganization, all of the assets and liabilities of the Muir Portfolio will be transferred to the Income Portfolio. In exchange, the Muir Portfolio will then be given shares of the Income Portfolio of equal value to the assets (reduced by the liabilities) which the Muir Portfolio transferred to the Income Portfolio.

Following the exchange, the Muir Portfolio will make what is called a liquidating distribution of the shares of the Income Portfolio, such that each shareholder in the Muir Portfolio at the effective time of the reorganization will receive a number of full and fractional shares of the Income Portfolio having a net asset value equal to the value of the shares of the Muir Portfolio held by that shareholder.

What You Need To Know:
This Combined Proxy Statement/Prospectus sets forth concisely the information that shareholders of the Muir Portfolio should know before voting on the Plan of Reorganization and should be retained for future reference. The prospectus for the Trust, dated September 28, 1996, as amended March 28, 1997, and as further amended May 1, 1997, is attached as Appendix 1. The Trust's annual report for the fiscal year ended June 30, 1996 and semi-annual report for the period ended December 31, 1996 have been earlier sent to you. You may request another copy by calling us, toll free, at (800) 223-7010, and we will send it to you without charge.

Additional information is provided in the Statement of Additional Information, dated September 26, 1996, as amended March 28, 1997. This document is on file with the Securities and Exchange Commission (the "SEC"). If you would like us to send you a copy of the Statement of Additional Information you may call us, again, toll free at (800) 223-7010 and we will be happy to send it to you without any charge.

The information contained in the enclosed prospectus, the annual report and the Statement of Additional Information is incorporated herein by reference.

This Combined Proxy Statement/Prospectus is expected to be first sent to shareholders on or about August 1, 1997

THE SECURITIES OF CITIZENS TRUST HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS COMBINED PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

End of Page

TABLE OF CONTENTS
         Item:                                                                                     Page
-----------------------------------------------------------------------------------------------
         Summary...............................................................................     3
         Investment Policies and Risk Factors..................................................     8
         The People and Operations of Citizens Trust...........................................    14
         Voting Information....................................................................    18
         Description of the Plan of Reorganization.............................................    20
         Factors Considered by the Board of Trustees Before Recommending this
         Transaction...........................................................................    22
         Additional Information about the Transaction..........................................    23
         Manager's Comments....................................................................    32
         Additional Information about the Muir and Income Portfolios..........................     36
         Financial Statements and Expert.......................................................    39
         Other Business........................................................................    39
         Shareholders Inquiries................................................................    39
         Exhibit 1 - Plan of Reorganization
         Appendix 1 - Prospectus of Citizens Trust

                                     SUMMARY

THE FOLLOWING MATERIAL IS ONLY A SUMMARY. FOR COMPLETE INFORMATION, PLEASE READ THIS PROSPECTUS/PROXY STATEMENT IN ITS ENTIRETY, AS WELL AS THE PLAN OF REORGANIZATION, A COPY OF WHICH IS INCLUDED AS EXHIBIT 1 HERETO, AND THE ACCOMPANYING PROSPECTUS OF THE TRUST DATED SEPTEMBER 27, 1997, AS AMENDED MARCH 28, 1997, AND AS FURTHER AMENDED MAY 1, 1997, A COPY OF WHICH IS INCLUDED AS APPENDIX 1 HERETO.


The Plan of Reorganization (the "Plan") provides for the reorganization of the Muir Portfolio into the Income Portfolio. The investment objective of the Muir Portfolio is "a high level of current income exempt from both federal and California state personal income tax." The investment objective of the Income Portfolio is "to generate income and pay a dividend every month," which income is, in the case of the Income Portfolio, subject to taxation.


The Plan provides for the transfer of all of the assets of the Muir Portfolio to the Income Portfolio in exchange for shares of beneficial interest of the Income Portfolio and the assumption by the Income Portfolio of all of the liabilities of the Muir Portfolio. The Muir Portfolio would then distribute such shares of the Income Portfolio to its shareholders in liquidation of the Muir Portfolio. As a result of the reorganization, each shareholder of the Muir Portfolio will become the owner of that number of full and fractional shares of the Income Portfolio having an aggregate value equal to the aggregate value of that shareholder's shares of the Muir Portfolio immediately prior to the time the reorganization becomes effective. Following the reorganization, the Muir Portfolio will be terminated.

For the reasons set forth below under "Reasons for the Reorganization," your Board of Trustees, including a majority of the Trustees who are not "interested persons" as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Trustees"), has unanimously concluded that the reorganization would be in the best interests of the Muir Portfolio's shareholders and the transactions contemplated by the reorganization will not dilute the interests of the existing shareholders of the Muir Portfolio or the Income Portfolio. The Board of Trustees has, therefore, submitted the Plan for approval by the shareholders of the Muir Portfolio. Approval of the reorganization will require the affirmative vote of the holders of more than 50% of the outstanding shares of the Muir Portfolio entitled to vote. See "Voting Information."

Fees and Expenses
The following table provides: (1) a summary of the aggregate operating expenses of the Muir Portfolio; (2) a summary of the aggregate operating expenses of the Income Portfolio; and (3) a pro forma summary of the aggregate operating expenses of the Income Portfolio following the reorganization. The table also illustrates the dollar cost of such expenses on a $1,000 investment in the Muir Portfolio and the Income Portfolio.

Expense Table
Annual Operating Expenses
(as a percentage of the average daily net assets)

                                        Muir Portfolio        Income Portfolio          Pro Forma-
                                        --------------        ----------------          ----------
                                                                                     Income Portfolio
                                                                                     ----------------
Management fee                             0.65%                    0.65%               0.65%
Distribution fee  (12b-1)                  0.25%                    0.25%               0.25%
Other expenses
(after waiver and reimbursement)           0.63%*                   0.49%               0.49%
Total                                      1.53%*                   1.39%               1.39%

*The Trust's investment adviser reimbursed certain expenses, without which "other expenses" for the Muir Portfolio for the six months ended December 31, 1996 would have been 1.07% and total operating expenses for that period would have been 1.97%. Operating expenses for the Income Portfolio for the one year period ending June 30, 1996 are contained in the Prospectus attached hereto as Appendix 1.


Example: You would have paid the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each period:

                           1 Year       3 Years     5 Years      10 Years

Muir Portfolio                $16*          $48*        $83*         $182*

Income Portfolio               14            44          76           167

Pro Forma-Income Portfolio     14            44          76           167

* If reimbursements were not in place, the amounts in the example for the Muir Portfolio would be $20 (1 year), $62 (3 years), $106 (5 years), and $230 (10 years).

The above example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above.

Exchange Privileges:
Shareholders of the Muir Portfolio and the Income Portfolio currently are entitled to exchange their shares for shares of other series of Citizens Trust that are registered in their state. It is anticipated that, after the reorganization, the same exchange privileges will continue with respect to shareholders of the former Muir Portfolio. Any exchange will be a taxable event for which a shareholder may have to recognize a gain or a loss under federal income tax provisions. The Trust reserves the right to terminate or modify the exchange privilege in the future.

Dividends:
Both the Muir Portfolio and the Income Portfolio distribute dividends monthly and pay out net realized capital gains, if any, once each year. Shareholders of either the Muir Portfolio or the Income Portfolio may reinvest distributions. Your existing election in the Muir Portfolio with respect to dividends and/or capital gains will be continued with respect to the shares of the Income Portfolio you acquire in connection to the reorganization unless you notify the Trust of a new election.

Proposed Reorganization:
The Board of Trustees has approved the Plan, which is being recommended to the shareholders of the Muir Portfolio for approval at the Meeting. Subject to your approval, the Plan provides for: (a) the acquisition by the Income Portfolio of all the assets and liabilities of the Muir Portfolio in exchange for shares of the Income Portfolio; and (b) the distribution of such Income Portfolio shares to the shareholders of the Muir Portfolio in liquidation of the Muir Portfolio.

As a result of the proposed reorganization, each shareholder of the Muir Portfolio will become a shareholder of the Income Portfolio and will hold, immediately after the time the reorganization becomes effective (the "Effective Time of the Reorganization"), shares of the Income Portfolio having the same dollar value as the shares of the Muir Portfolio that such shareholder held in the Muir Portfolio immediately before the Effective Time of the Reorganization.

Reasons for the Reorganization:
As of May 31, 1997, the Income Portfolio had approximately three times the total net assets of the Muir Portfolio ($32.5 million in the Income Portfolio as compared to less than $11.4 million in the Muir Portfolio). The Trustees have considered the issues inherent in the small size of the Muir Portfolio and have concluded that by combining the Muir Portfolio into the larger Income Portfolio, assets could be more efficiently managed, expenses reduced and rate of return increased without increasing (and possibly reducing) risk. The reorganization of the Muir Portfolio also will allow shareholders to continue the investment goal of a high level of current income from securities selected according to both financial criteria and criteria of social responsibility. However, the Income Portfolio does not share the Muir Portfolio's objective of "a high level of current income exempt from both federal and California state personal income tax." The investment objective for the Income Portfolio is to generate current income and pay a dividend every month. Such income is subject to federal and state personal income tax.

Although Muir Portfolio shareholders will no longer hold tax free securities after the reorganization is consummated, in the opinion of the Trustees such tax consequences are outweighed by the likelihood of lower expenses and the possibility of higher returns and reduced risks flowing to Muir Portfolio shareholders once they become shareholders of the Income Portfolio.

Risks:
With regard to risk, the Trustees have considered the changes in the California bond market subsequent to passage of Proposition 13, which limited the capacity of local governments to stand behind bond issues and increased the possibilities of default, which actually occurred in Orange County, California. In the opinion of the Trustees, this risk to principal will be reduced once the Muir Portfolio shareholders become shareholders in the Income Portfolio. In the Trustees' opinion, this reduction in risk, combined with the likelihood of lower expenses and the possibility of higher returns, outweighs the tax consequences to shareholders exchanging tax free shares in the Muir Portfolio for taxable investments in the Income Portfolio.


The Income Portfolio does bear some risks not borne by the Muir Portfolio in that it may invest up to 35% of its assets in bonds or other debt instruments rated as below investment grade. These non-investment grade or "junk bond" securities are considered speculative and therefore add risk. The Income Portfolio may also invest in warrants, options and interest-only strips, each of which carries additional investment risks. Notwithstanding these risks, in the Trustees' opinion the Income Portfolio bears substantially the same or possibly lower risks than those associated with the Muir Portfolio.

Performance:


Historically, the Income Portfolio has had a better performance track record than the Muir Portfolio. The average annual total return for the Muir Portfolio and the Income Portfolio for the 1, 3 and 5 year periods ended 3/31/97 is set forth below:


                      30-Day Yield for      Tax Equivalent       Expense Ratio
                        period ending      Yield for period      for six months
                           3/31/97           ending 3/31/97     ending 12/31/96
Income Portfolio          6.47%                   6.47%               1.39%

Muir Portfolio            3.79%                   6.89%               1.53%
                                      Average Annual Total Return
                                     for the period ending 3/31/97
                           1YR.                   3YR.                5YR.

Income Portfolio          5.62%                   6.73%               N/A

Muir Portfolio            3.08%                   4.65%               5.24%

Muir Portfolio
Tax-Equivalent Return     6.21%                   8.30%               9.03%

--------------------------------------------------------------------------------

The tax-equivalent yield is computed by dividing that portion of the yield that is tax-exempt by one minus the highest applicable combined federal and California income tax rate (45%) and adding the result to that portion of the yield that is not tax-exempt.

Although past performance is not an indication of future performance, the Trustees of Citizens Trust believe that the Income Portfolio will offer a higher, although taxable, yield than the Muir Portfolio and a lower expense ratio than the Muir Portfolio. A specific example of how lower expenses will be immediately realized by Muir Portfolio shareholders can be seen in the per account maintenance fee charged by the Trust's transfer agency, which will be reduced from approximately $27.48 to $12.00 - a savings to shareholders of over 56%. The Trustees anticipate that other savings will also accrue to Muir Portfolio shareholders as a result of the reorganization since the combined costs of the Income Portfolio (including advisory, administration, and distribution fees) historically have been lower than those of the Muir Portfolio. Moreover, the Trustees note favorably the downward trend in annual operating expenses of the Income Portfolio, which is expected to continue.

Federal Income Tax Consequences:
The Muir Portfolio does not expect that the proposed reorganization will qualify as a "tax free" reorganization under federal income tax law. The Muir Portfolio anticipates that substantially all of its securities will be sold prior to the reorganization and that it will realize taxable gain or loss from such sale. The Muir Portfolio also will recognize taxable gain or loss to the extent ( if at all) the fair market value of the assets transferred to the Income Portfolio exceeds or is less than, respectively, the aggregate basis of those assets in the hands of the Muir Portfolio. The Income Portfolio's basis in the assets acquired from the Muir Portfolio will be the fair market value of such assets at the time the reorganization is consummated. Shareholders of the Muir Portfolio who receive shares of the Income Portfolio will recognize gain (or loss) to the extent the fair market value of the Income Portfolio shares exceeds (or is less than) the aggregate basis such shareholders had in their Muir Portfolio shares. It is anticipated that the tax consequences to the Muir Portfolio will be minimal given that only unrealized gains (or losses) as of the Effective Time of the Reorganization will be subject to taxation.

As stated above, the Muir Portfolio's disposition of substantially all of the Muir Portfolio's securities will result in the realization of taxable gain or loss with respect to the securities disposed of. The Muir Portfolio will recognize gain or loss to the extent (if at all) the fair market value of the assets transferred to the Income Portfolio exceeds or is less than, respectively, the aggregate basis of those assets in the hands of the Muir Portfolio. All such gain and loss so recognized will be taken into account in determining the Muir Portfolio's income and required distributions for its final taxable year; as is generally the case, dividends of ordinary income and distributions of net short-term capital gains will be taxable to Muir Portfolio shareholders as ordinary income for federal income tax purposes, and distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses) will be taxable to Muir Portfolio shareholders as long-term capital gains for federal income tax purposes without regard to the length of time such shareholders have held their shares.

It is expected that (a) in accordance with Section 1001 of the Code, shareholders of the Muir Portfolio who receive shares of the Income Portfolio in exchange for their Muir

Portfolio shares will recognize gain (or loss) to the extent the fair market value of the Income Portfolio shares exceeds (or is less than) the aggregate basis such shareholders had in their Muir Portfolio shares, and, if their Muir Portfolio shares were capital assets in their hands, the gain (or loss) will be long-term capital gain (or loss) if they have held their interest in the Muir Portfolio shares for more than one year, and short-term capital gain (or loss) if they have held such interest for one year or less; (b) in accordance with
Section 1032 of the Code, no gain or loss will be recognized by the Income Portfolio as a result of such transactions; (c) in accordance with Section 1012 of the Code, the basis of the Income Portfolio shares received by each shareholder of the Muir Portfolio will be the fair market value of such Income Portfolio shares as of the time of the reorganization; (d) in accordance with
Section 1012 of the Code, the basis of the assets of the Muir Portfolio in the hands of the Income Portfolio will be the fair market value of the assets at the time of the reorganization; (e) in accordance with Section 1223 of the Code, the holding period of the Income Portfolio shares received by each shareholder of the Muir Portfolio will begin on the date of the reorganization, and will not include the period for which that shareholder held shares of the Muir Portfolio; and (f) in accordance with Section 1223 of the Code, the holding period of the Income Portfolio with respect to the assets of the Muir Portfolio will begin as of the date of the reorganization, and will not include the period for which the assets were held by the Muir Portfolio.

The Muir Portfolio and the Income Portfolio have not sought a tax ruling from the Internal Revenue Service (the "IRS") or an opinion of counsel concerning the foregoing. Shareholders should consult their own advisers concerning the potential tax consequences to themselves, including state and local income taxes.

Shareholder Service Policies:
The Income Portfolio has identical policies to the Muir Portfolio with respect to purchases, redemptions, wire transfers and other shareholder service issues. Please see the prospectus for the Trust which is attached hereto as Appendix 1.

Accounting Matters:
The Muir Portfolio and the Income Portfolio use the same method to value their shares. This method is described in the Trust's prospectus which is attached as Appendix 1.


                      INVESTMENT POLICIES AND RISK FACTORS

The Income Portfolio


The Income Portfolio lends money to the agencies and enterprises of the government and to companies in exchange for interest payments. The Income Portfolio invests most of its money in bonds or mortgages that are due within 2-30 years, although at times it will hold short-term securities as well. The average maturity in the Income Portfolio is usually between 5 and 15 years. However, at times, we may have a longer or shorter weighted average maturity if we believe it will help us meet our investment objective of generating current income and paying a dividend every month.

Since the goal is to achieve a reliable stream of monthly income, the credit quality of the debt which the Income Portfolio purchases is analyzed carefully.

At least 65% of the Income Portfolio's assets are invested in securities rated "investment grade" (BBB or above by Standard & Poor's; Baa or above by Moody's). Up to 35% may be invested in bonds or other debt instruments rated as below investment grade. Although bonds rated below BBB (Standard & Poor's) or Baa (Moody's) are considered speculative (and are commonly referred to as "junk bonds") and therefore add risk, we believe that, by carefully analyzing the securities involved and limiting the overall portfolio exposure to a maximum level of 35%, the higher yield usually available in these securities can benefit the portfolio and more than compensate for the greater risk. In some cases, debt securities rated below BBB (Standard & Poor's) or Baa (Moody's) may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater speculative risks than those associated with investments in investment-grade debt securities i.e., debt securities, rated BBB (Standard & Poor's), Baa (Moody's) or higher. Debt securities rated CCC or below by Standard & Poor's or Caa or below by Moody's are speculative and may be in default. These securities may present significant elements of danger with respect to the repayment of principal and interest.

Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligation (credit risk) and may also be subject to price volatility due to such factors and interest rate sensitivity, market perception of the credit worthiness of the issuer and general market liquidity (market risk). Lower rated or unrated (i.e., junk bond) securities are more likely to react to developments affecting market and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

Occasionally, the Income Portfolio purchases securities that are not rated. In these cases, the security must be of comparable quality, in our judgment, to the rated securities we buy for the portfolio.

The Income portfolio will sometimes purchase securities that have "warrants" attached to them. Warrants are instruments that entitle that holder to buy underlying equity securities at a specific price for a specific period of time. The Income Portfolio will also, on occasion, purchase "options" to buy or sell securities in the future at specified values determined by the performance of financial bench marks or indexes. Finally, the Income Portfolio may purchase "structured securities" such as interest-only strips or similar vehicles where one or more of the rights within the underlying securities has been traded through the financial markets for a different right or series of rights.


The Income Portfolio is a diversified portfolio in that it may not buy the securities of any company of the Portfolio would then own more than 10% of the total value of the company's outstanding voting shares, or if the Fund as a whole (i.e., all portfolios of Citizens Trust combined) would then own more than 10% of the total value of the company's outstanding voting shares. The Income Portfolio also may not concentrate its investments by buying the securities of companies in any one industry if more than 25% of the value of total assets would then be invested in that industry.

The Income Portfolio may not buy or hold securities if the Trust's officers or Trustees, or the officers or Directors of Citizens Advisers, Inc. (the "Adviser") own more than certain limits of these securities. If all of these individuals who own more than 1/2 of 1% of the shares of a company together own more than 5% of a company's shares, the Income Portfolio cannot buy, or continue to own, that company's shares.

The Income Portfolio may place only 5% of its assets in companies which have been in operation, including operations of predecessors, for less than three years.


The Statement of Additional Information dated September 26, 1996, as amended March 28, 1997, provides more detailed information about each rating agency and its system of ratings.

Risk Factors:

The Income Portfolio bears both credit risks and interest rate risk. With regard to credit risk, the Income Portfolio may lend money to an organization and will not be paid back promptly, if at all. To moderate this risk, the Income Portfolio invests at least 65% of its assets in "investment grade" securities.

The Income Portfolio also carries interest rate risk. Bond prices, like stock prices, go up and down in value. These market price fluctuations will be reflected in the value of the Citizens Income Portfolio. When interest rates rise the market value of our Income Portfolio will decline, and when interest rates fall the market value of our Income Portfolio will rise. Securities with longer maturities typically have more fluctuation in market value. Because the Income Portfolio may invest in bonds or mortgages of any length up to 30 years, with average maturities usually between 5 and 15 years, it is always subject to interest rate risk. The portfolio manager watches these risks carefully in order to monitor their impact on the Income Portfolio.

The use of warrants, options and "interest-only strips" can present additional risks to the Income Portfolio. Warrants and options, if not exercised, lose their value and the amount invested to acquire them is lost. Likewise, interest-only strips may prepay or default and our ability to collect interest payments will end.

The Muir Portfolio

The Muir Portfolio only buys securities which have been rated
"investment-grade," or are equivalent to investment-grade in our judgment. (The Statement of Additional Information contains a full description of bond ratings and the agencies which provide them.)

The Muir Portfolio generally buys investment-grade bonds issued by cities and towns in California or other types of organizations that issue tax-exempt securities. The goal of providing a high level of income exempt from California or federal taxes, provides a number of very interesting investment opportunities with high social impact, as well as potentially attractive financial results. In particular, the portfolio manager looks for bonds that are issued for three basic purposes:

Education: Tax-exempt securities that finance projects like construction of public and private educational facilities, as well as tax exempt securities used to provide student loans.

Environment: Projects that foster the buying and building of parks, the preservation of ancient forests and wildlife habitats, and the creation of public transit. We also purchase pollution control bonds.

Housing: The availability of quality, low-cost housing is critical to a peaceful and more just society. For this reason, we invest in securities financing low-income housing.

In addition to tax-free bonds, the Muir Portfolio also may buy other types of tax-exempt fixed-income securities. Some of the important examples: The Muir Portfolio may invest up to 5% of its assets in installment contracts known as municipal lease/purchase agreements. It may also invest in a type of security known as a variable - or floating-rate demand note or "VRDN". Another type of security it sometimes purchases is called a 'participation interest.' In this case the portfolio buys part of a large loan made by a bank. Interest development bonds are good examples of this particular type of investment.

Risk Factors:
As with all fixed-income investing, there are two types of risk. The first is credit risk: The Muir Portfolio may lend money to an organization and will not be paid back promptly, or at all. As mentioned above, to moderate this risk the Muir Portfolio only buys securities which have been rated "investment grade," or are equivalent to investment-grade in the judgment of the portfolio manager. Many tax-exempt securities are ultimately backed by the issuing town's or city's authority to tax its residents in order to pay its principal interest.

Some types of tax-exempt securities are not backed by taxing power. These include revenue bonds that are payable from a particular facility or a special excise or other specific revenue source. Another example is industrial development bonds, which in most cases are revenue bonds that do not carry the pledge of the credit of the issuing municipality, but generally are guaranteed by the corporate entity on whose behalf they are issued.

As a California fund, under normal market conditions the Muir Portfolio will have all or a substantial portion of its assets concentrated in California municipal securities. In California there have been some changes in the constitution and other laws, as well as fiscal deficits and other problems, that have raised questions about the ability of California state and municipal issuers to pay their obligations.

The other risk in fixed-income investing is interest rate risk. When interest rates rise, the market value of the Muir Portfolio will decline, and when interest rates fall, the market value of the Muir Portfolio will rise. Securities with longer maturities typically have more fluctuation in market value. The Muir Portfolio may invest in tax-exempt securities with maturities of any length up to 30 years, depending upon an assessment of the relative yield on securities of different maturities as well as an assessment of future changes in interest rates.

While these are risks, the portfolio manager watches them carefully in order to monitor their impact on the Muir Portfolio.

Special Tax Considerations
As a matter of fundamental policy, the Muir Portfolio must invest at least 80% of its assets in securities, the interest on which is exempt from regular federal and California state personal income taxes and which is not subject to the federal alternative minimum tax. During normal market conditions, at least 65% of total portfolio assets must be invested in bonds. The Muir Portfolio intends to always meet and usually substantially exceed these minimum requirements. The Muir Portfolio will invest up to a maximum of 20% of its assets in private activity bonds which may be subject to the federal alternative minimum tax.

Other Policies:
If sufficient desirable tax-exempt securities issued by California governmental entities are not available, the Muir Portfolio may invest in other types of securities which meet our social and financial criteria and are exempt from federal and personal income tax. These and other investment policies are more fully discussed in the Statement of Additional Information under the section entitled "Investment Objectives and Policies."

The Statement of Additional Information also contains more information about the risks of California municipal securities as well as a description of municipal securities ratings.

Comparison of the Muir Portfolio and the Income Portfolio

Investment Goals:
The investment objectives of the Muir Portfolio and the Income Portfolio are fundamental policies, meaning they cannot be changed without the prior approval of the respective series' shareholders. The objective of the Muir Portfolio is "high current income exempt from both federal and California state income tax." By contrast, the Income Portfolio's objective is "to generate current income and pay a monthly dividend." Although both portfolios seek a steady flow of income for their respective shareholders, the primary difference between the Muir Portfolio and the Income Portfolio is that the income produced from the Income Portfolio would be subject to federal and state tax.

Risk:

As funds investing in fixed income securities, both the Muir Portfolio and the Income Portfolio have certain risks associated with this investment strategy. The first is credit risk. Although the Muir Portfolio and the Income Portfolio both invest in primarily "investment grade" securities, that is, securities rated BBB or higher by Moody's Investor Services, Inc. or Standard & Poor's Rating Services, there is still the possibility that an issuing security will be unable to repay its principal interest. The second is interest rate fluctuation risk. Bond prices react directly to interest rate fluctuations and also are reflected in the value of the Muir Portfolio and the Income Portfolio. When interest rates rise, the market value of the Muir Portfolio and the Income Portfolio will decline, and when interest rates fall, the market value of the Muir Portfolio and the Income Portfolio will rise.

Because the Muir Portfolio invests primarily in California municipal securities, the Muir Portfolio is subject to the risks associated with single state investing. Factors contributing to concerns regarding California municipal securities include the aftermath of Proposition 13 and the Orange County bankruptcy, discussed above, as well as speculation over further tax reforms, state regulatory changes and state fiscal deficits.


Because the Income Portfolio may invest up to 35% of its assets in non-investment grade securities, its credit risk is greater than that of a portfolio that invests only in investment grade securities.

Given the similarities of the investment objectives and policies of the Income Portfolio and the Muir Portfolio, and the fact that the Income Portfolio, although it may invest a portion of its assets in non-investment grade securities, does not, like the Muir Portfolio, invest primarily in a single state, the Trustees believe that an investment in the Income Portfolio involves investment risks that are substantially the same or possibly lower than those of the Muir Portfolio.


How to Purchase and Redeem Shares

How to Purchase Shares:
It's easy to buy shares in Citizens Trust Portfolios. Just fill out an application and send in your payment by check, wire transfer, exchange from another portfolio, or through arrangement with your investment dealer. All checks must be made payable to Citizens Trust. Foreign checks drawn off of U.S. dollars are accepted, but must be held in escrow for 20 days.

Your cost will be the Net Asset Value next determined after your payment is received. You can purchase both full and fractional shares, which will be rounded to the nearest 1/100th of a share. If your check is returned for any reason, you will be assessed a fee of $10.00.

Investment Minimum:

We encourage every investor to make a minimum investment of $2,500 when investing in either the Muir Portfolio or the Income Portfolio. Shareholders who sign up for our Automatic Investment Plan can start with an investment balance as low as $250, with an automatic investment of $50.00 per month

Automatic Investment Plan:
To enroll in our Automatic Investment Plan, simply check off that box on the account application and provide us with your bank information and the amount and frequency of your investment into your chosen portfolio. We will do the rest.

Payroll Deduction:
Setting up direct payroll deposit is very easy. We will send you a form ncluding the necessary information and steps to follow. Simply complete and sign the form, then present it to your payroll administrator for processing. If you or your payroll administrator have any questions please call our shareholder service department.

Funds will be deposited into your account using the Electronic Funds Transfer System. We will provide the account number. Your payroll department will let you know the date of the pay period when your investment begins.

If your account falls below $2,500 per portfolio, we may ask you to open an Automatic Investment Plan or bring your balance back up over $2,500. If you decide not to go ahead with either option, we may close your account by sending you a check for your balance.

How to Redeem Shares:
We offer you several convenient ways to redeem your shares in any of the Citizens Trust Portfolios.

Call Us:
We have a Telephone Exchange and Redemption option on your account application. Under this option you can call us and tell us how much you want us to redeem. Depending upon your instructions, we will then deposit your redemption into another Citizens Trust Portfolio account, mail you a check, or electronically transfer your redemption to your pre-designated account. One-day wired funds cost $10, or, we offer two-day service via the Automated Clearing House (ACH). You will earn dividends up to and including the date we receive your redemption request.

If you do select the Telephone Exchange and Redemption option, you should be aware that it may increase the risk of error or of an unauthorized party gaining access to your account. To keep these problems to a minimum we record all telephone calls. But please remember, neither the Trust, our Adviser, nor our Transfer Agent will be responsible if we properly act on telephone instructions we reasonably believe to be genuine. Normally, we will send you your redemption on the next business day after we receive your request.

Written Request for Redemption:
If you do not use Telephone Exchange and Redemption, you still can redeem your shares at any time, although the process will take longer. Send us a written request together with a signature guarantee. We may require further documentation from corporations, fiduciaries, pension plans, and/or institutional investors.

Redeem Your Shares in Person:
Investors also may redeem their shares through Citizens Securities, or through participating broker-dealers (who may charge a fee for this service). Certain broker-dealers may have arrangements with the Trust that permit them to order redemption of shares by telephone or facsimile transmission. However, in rare cases, payments for the redemption of non-money market accounts may take up to five business days.

We also reserve the right to hold your redemption proceeds for up to seven business days when you redeem any investments that have been made by check or five business days for an ACH transfer. Therefore, if you need your redemption proceeds within seven business days of your purchase, please invest by wire.


                   THE PEOPLE AND OPERATIONS OF CITIZENS TRUST

Citizens Investment Trust began as Working Assets Money Fund on November 14, 1982. The Trust is a Massachusetts business trust and an open-end investment company, registered under the 1940 Act as a diversified management company. The Trust is set up as a "series" company which means that the Trust can have several series, or portfolios, each with its own investment objectives, assets and liabilities.

The Trust has a Management Agreement with Citizens Advisers, Inc. Citizens Advisers, which prior to 1988 was organized as a limited partnership, has managed the Trust's affairs since the Trust's inception in 1982.

The Trust is located at One Harbour Place, Portsmouth, New Hampshire 03801.


Management Company Owners:
Citizens Securities Inc., the Trust's Distributor, and its parent, Citizens Advisers, are both California corporations. Sophia Collier, president of Citizens Advisers, owns 60% of the outstanding stock of Citizens Advisers. Her fellow shareholders are three brothers, John P. Dunfey, Robert J. Dunfey Sr., and Gerald F. Dunfey, who own 12% each, and William B. Hart, who owns 4%.

In its role as investment adviser to the Trust, Citizens Advisers determines which companies meet the Trust's social and financial criteria and therefore will be approved for inclusion in the Trust's investment portfolio. Citizens Advisers also provides additional administrative functions as needed under a separate Administrative Contract. Citizens Advisers' wholly owned subsidiary, Citizens Securities, serves as the Trust's Distributor.

To assist Citizens Advisers with portfolio management, sub-investment advisers (the "Sub-Advisers") have been retained to determine which securities should be bought and sold for certain series of the Trust. Citizens Advisers has given special attention to finding people who it believes have the potential to achieve its financial goals, as well as to respect the Trust's social mission.

GMG/Seneca Capital Management L.P.:
GMG/Seneca Capital Management L.P. ("GMG/Seneca") is the Sub-Adviser to both the Muir Portfolio and the Income Portfolio. GMG/Seneca also serves as Sub-Adviser to Working Assets Money Market Portfolio, the Eofund and Citizens Emerging Growth Portfolio, which are all series of the Trust. A registered investment adviser established in 1990, GMG/Seneca and a related entity, GMG/Seneca Capital Management LLC, manage over $4 billion for their clients, which include the Muir and Income Portfolios. The GMG/Seneca offices are located at 909 Montgomery Street, San Francisco, California. GMG/Seneca has significant experience in fixed income and equity management.

GMG/Seneca Capital Management L.P. is organized as a California limited partnership. It has three general partners, Gail Seneca, William K. Weinstein, and Philip C. Stapleton. Prior to starting GMG/Seneca, Gail Seneca was employed by Wells Fargo Bank as senior investment officer where she headed the fixed income management group and co-chaired the equity strategy committee.


Gail Seneca is the portfolio manager for both the Muir Portfolio and the Income Portfolio. Thus, there will be no change in portfolio management as a result of this reorganization.


Citizens Advisers:
The Management Agreement with Citizens Advisers specifies that they be paid fees based upon average annual net assets and they in turn pay fees to the Sub-Adviser, as described below:

Portfolio             Adviser               Sub-Adviser
----------------------------------------------------------
Muir Portfolio        .65%                  .175%
Income Portfolio      .65%                  .17%

In exchange for these fees, Citizens Advisers agrees to provide all office space, facilities, equipment, and personnel necessary to do its job as investment adviser. Citizens Advisers is also responsible for all fees paid to Sub-Advisers.

Citizens Advisers also provides administrative services to the Trust under a separate Administrative Contract. Under this contract, Citizens Advisers provides general administrative services, shareholder servicing and sub-accounting, telephone services and services relating to the organization of a portfolio's federal and state regulatory filings. The fees paid by the Trust under this contract are set by the Trustees based upon the services required and are memorialized in the Administrative Contract. For the year ending June 30, 1996, the Trust paid Citizens Advisers $583,266 for administrative services under the contract for all series of the Trust. The individual series of the Trust pay all expenses not expressly assumed by Citizens Advisers. These include interest, taxes, audit and legal fees, custodian and transfer agent charges, insurance premiums, cost of registering shares under federal and state laws, dues, and any litigation costs, as well as the cost of typesetting, printing, and distributing shareholder reports and prospectuses sent to shareholders. When a cost is shared by several series, the staff at Citizens Advisers will allocate it among the series in a reasonable manner.

12b-1 Fees:
The Trust has a 12b-1 plan. The plan allows the Trust to reimburse Citizens Securities and other distributors of the Trust's shares for sales related costs up to 0.25% of the average annual net assets of each series of the Trust, with the exception of the Eofund.

Sometimes Citizens Securities makes additional promotional expenditures that are not reimbursed under the 12b-1 plan. These may include paying broker dealers who employ sales people, called registered representatives, additional fees beyond the 12b-1 fees or giving them non-cash promotional incentives such as trips or merchandise for special promotional purposes. Citizens Securities may also make expense reimbursements to non-dealers for meetings, sales contests, advertising, and/or other valid promotional purposes.

Any promotional expenses beyond the limits of the 12b-1 plan will be paid for by Citizens Securities.

Trustees:
       Citizens Trust is governed by a group of Trustees. Their names, dates of birth and occupations are as follows. The Trustees who are "interested persons," as defined in the 1940 Act ("Interested Trustees"), are indicated by an asterisk.

       William D. Glenn, II (9/9/48), Chair of the Board and Trustee, has been a shareholder of Citizens Trust since 1983. He is a psychotherapist and the Executive Director of Continuum HIV Day Services in San Francisco. He is a past President of the San Francisco AIDS Foundation and former member of the Board of Directors of the Gay Rights Chapter of the Northern California American Civil Liberties Union. From 1981 to 1988, Mr. Glenn was the Assistant Principal and Dean of Students at Mercy High School in San Francisco. He currently serves on the boards of San Francisco's KQED and the 18th St. Services Chemical Dependency Recovery Center. Address: 915 Las Ovejas, San Rafael, California 94903.

       Azie Taylor Morton (2/1/36), incoming Chair of the Board as of July 1, 1997, Audit Committee Chair and Trustee, was Treasurer of the United States during the Carter Administration. From 1984 - 1989, she owned and operated the Stami Corporation, a franchisee of Wendy's Old Fashioned Hamburgers. Her 30 year career began as a teacher at the State School for Girls in Crockett, Texas. She went on to work at the AFL-CIO, the White House Conference on Civil Rights and the U.S. Equal Employment Opportunity Commission. She has served as the Commissioner of the Virginia Department of Labor and Industry as well as Executive Director of the Human Rights Project, Inc. In 1990 - 1992 she was Director of Resource Coordination at Reading is Fundamental, Inc. She is currently an investment adviser. Address: 10910 Medfield Court, Austin, Texas 78739.

       Sophia Collier* (3/13/56), President, Treasurer and Trustee, is President and Principal owner of Citizens Advisers. She also serves in an advisory capacity to RhumbLine Advisers. Ms. Collier is the founder of American Natural Beverage Corp., the maker of Soho Natural Soda, a company which Ms. Collier co-founded in her Brooklyn kitchen when she was 21 years old and built up over the next 12 years to an enterprise with 52 employees and retail sales of $25 million. Soho Soda was the first natural soda in America and was created as an alternative to unhealthy mass market sodas. Ms. Collier and her partner sold American Natural Beverage in 1989. Address: One Harbour Place, Portsmouth, New Hampshire 03801.

       Juliana Eades (2/2/53), Trustee, has served as President of the $6 million New Hampshire Community Loan Fund since its inception in 1984. In this capacity she has been a leading force in the creation of jobs and affordable housing in New Hampshire. Prior to accepting her position at the Loan Fund, Ms. Eades was Program Manager at the N.H. Governor's Council on Energy. In other community activities, Ms. Eades is a member of the Campaign for Rate Payers' Rights, the Society for the Protection of New Hampshire Forests, and serves on the Board of the New Hampshire Charitable Foundation. Address: 79 South State Street, Concord, New Hampshire 03301.

       Lokelani Devone (4/8/57), Trustee, is the Assistant General Counsel at DFS Group Limited, an international retail business group where she has worked since 1989. Prior to that, she was an aide to Congresswoman Nancy Pelosi, D-California. She is also a member of the Board of Continuum HIV Day Services in San Francisco, where Board

Chair William Glenn is employed. Ms. Devone is a graduate of the University of California at Berkeley (B.A. 1978) and the University of California, Davis (J.D
1983) and was an International Research Fellow at the University of Tokyo from 1983 to 1985. Address: 525 Market Street, 33rd floor, San Francisco, California 94105.

       J.D. Nelson* (3/28/38), Trustee, is the founder and C.E.O. of RhumbLine Advisers Corp., an investment firm specializing in the management of institutional pension assets using indexed and quantitative techniques. Mr. Nelson was formerly Senior Vice President and Director of Public Funds Services at State Street Bank and Trust Company in Boston. Prior to his 12 years at State Street, he was the Administrator of the Democratic National Committee. He currently serves on the Board of the City of Boston's Economic Development Industrial Corporation. He is a former Chairman of the Roxbury MultiService Center (Mass.), a past director of the United Way and has taught at the School of Banking at Williams College. Address: RhumbLine Advisers, 50 Rowes Wharf, Boston, Massachusetts 02110.

       Ada Sanchez (8/17/52), Trustee, is the former Director of the Public Service and Social Change Program at Hampshire College. From 1985 - 1987 she was the National Toxic Waste Campaign Coordinator for Greenpeace USA. Prior to that Ms. Sanchez was involved with a number of activist organizations including; Western States Field Consultant for the Disarmament Program for the National Fellowship of Reconciliation, co-director and founder of Viewpoint Syndicate, lecturer for Progressive Foundation Speakers Bureau, national coordinator for Supporters of Silkwood and outreach coordinator for Coalition for a Non-Nuclear World. Address: 16119 Oak Manor Drive, Tampa, Florida 33624.

       Our Board of Trustees functions with a Nominating Committee comprised of the whole Board, but pursuant to our Distribution Plan, we have agreed that Trustees who are not "interested persons" of the Trust, as defined in the 1940 Act, and who have no direct or indirect financial interest in the operation of the Distribution Plan or any agreement relating to the Plan ("Qualified Trustees") shall have primary responsibility for the selection and nomination of other Qualified Trustees. This agreement will continue for so long as our Distribution Plan is in effect.


The following compensation table discloses the aggregate compensation from the Trust for services provided through June 30, 1997.


                 CITIZENS INVESTMENT TRUST - COMPENSATION TABLE
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name of Person and Position         Aggregate Compensation from The Trust
--------------------------------------------------------------------------------
Azie Taylor Morton                  $4,514.80
--------------------------------------------------------------------------------
Juliana Eades                       $4,500.00
--------------------------------------------------------------------------------
William D. Glenn, Jr.               $6,304.90
--------------------------------------------------------------------------------
Ada Sanchez                         $4,000.00
--------------------------------------------------------------------------------
Lokelani Devone                     $3,500.00
--------------------------------------------------------------------------------
Sophia Collier*                     0
--------------------------------------------------------------------------------
J.D. Nelson*                        0
--------------------------------------------------------------------------------
Wilma Mankiller**                   $500.00
--------------------------------------------------------------------------------

 *Sophia Collier and J.D. Nelson are Interested Trustees and received no compensation from Citizens Trust.


**Wilma Mankiller is no longer a Trustee.


Trustees received no further fees from the fund complex. Each Trustee is a Trustee of a total of seven series Portfolios of Citizens Trust, two of which have an additional class of shares.


The Trustees who are not "interested persons" received aggregate fees from the Trust of $23,319.70 for services provided through June 30, 1997 and also were reimbursed for out of pocket expenses.


                               VOTING INFORMATION

This Combined Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Trust's Board of Trustees for use at the Meeting to be held on September 10, 1997 at the offices of the Trust, One Harbour Place, Suite 525, Portsmouth New Hampshire, at 10:30 am EDT.

Only shareholders of record at the close of business on June 12, 1997 (the "Record Date") will be entitled to vote at the Meeting or any adjournments thereof. On that date, there were outstanding and entitled to be voted 711,427 shares of the Muir Portfolio.

As of the Record Date the officers and Trustees of the Trust beneficially owned as a group less than 1% of the outstanding shares of the Muir Portfolio and the Income Portfolio. To the best knowledge of the Trust, as of the Record Date, no shareholders or "group" (as the term is defined in section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) owned beneficially or of record more than 5% of the outstanding shares of the Muir Portfolio or the Income Portfolio.

Holders of each share or fraction thereof are entitled to one vote or fraction thereof. Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the persons named as proxies will vote in favor of the proposal set forth in the Notice of Meeting. Broker non-votes or abstentions are counted for the purpose of determination of a quorum and will be considered to be votes against the proposals. Proxies may be revoked at any time before they are exercised by a signed writing delivered at the Meeting or filed with the shareholder's Shareholder Servicing Agent which is the agent of record with respect to the shares represented by the proxy.

It is expected that the solicitation of proxies will be primarily by mail and telephone. The Trust's officers and service contractors also may solicit proxies by telephone, telegraph or personal interview.

Expenses of the shareholders meeting, mailing, and all other expenses related to the Meeting (estimated to be approximately $15,000) will be paid by the reorganized Income Portfolio. If the reorganization fails to achieve an affirmative vote, these expenses will be borne by Citizens Advisers. In addition, the Income Portfolio will bear all share registration expenses arising in connection with the reorganization.

If the accompanying proxy is executed and returned in time for the Meeting, the shares covered thereby will be voted in accordance with the proxy on all matters that may properly come before the Meeting (or any adjournments thereof).

Shareholder and Board Approvals:
The Plan (and the transactions contemplated therein) are being submitted for approval at the Meeting by an affirmative vote of the holders of more than 50% of the outstanding shares of the Muir Portfolio entitled to vote in accordance with the provisions of the Trust's Declaration of Trust and the requirements of the 1940 Act.

The vote of the shareholders of the Income Portfolio is not being solicited, since their approval or consent is not necessary for the reorganization.

The Plan of Reorganization was approved by the Trust's Board of Trustees on May 5, 1997.

Appraisal Rights:
Shareholders are not entitled to any rights of share appraisal under the Trust's Declaration of Trust or under the laws of the Commonwealth of Massachusetts in connection with the reorganization. Shareholders have, however, the right to redeem from the Trust their Muir Portfolio shares at net asset value until the Effective Time of the Reorganization, and thereafter shareholders may redeem from the Income Portfolio the shares acquired by them in the reorganization at net asset value in the manner described in the prospectus for the Income Portfolio.

Quorum:
In the event that a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve the Plan are not received, the persons named as proxies, or their substitutes, may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the Plan in favor of such adjournments, and will vote those proxies required to be voted AGAINST such proposal against any adjournment. A quorum is constituted by the presence in person or by proxy of the holders of more than 50% of the outstanding shares of the Portfolio entitled to vote at the Meeting.

Annual Meetings:
The Trust does not presently intend to hold annual meetings of shareholders for the election of Trustees and other business unless and until such time as less than a majority of the Trustees holding office have been elected by the shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Under certain circumstances, however, shareholders have the right to call a meeting of shareholders to consider the removal of one or more Trustees and such meetings will be called when requested by the holders of record of 10% or more of the Trust's outstanding shares. To the extent required by law and the Trust's undertaking with the SEC, the Trust will assist in shareholder communications in such matters. In addition, the Trust will hold special meetings of shareholders when required under the 1940 Act.

                        DESCRIPTION OF THE REORGANIZATION

The terms and conditions for the reorganization are contained in the Plan. Significant provisions of the Plan are summarized below. For full details please read the complete Plan, a copy of which is attached as Exhibit 1 to this Combined Proxy Statement/Prospectus.

The Muir Portfolio will transfer assets and liabilities to the Income Portfolio in exchange for shares in the Income Portfolio.

The Plan provides that at the Effective Time of the Reorganization all of the assets and liabilities of the Muir Portfolio will be transferred to the Income Portfolio. In exchange for the transfer of the assets and liabilities of the Muir Portfolio, the Income Portfolio will simultaneously issue at the Effective Time of the Reorganization full and fractional shares of the Income Portfolio.

The number of shares so issued will be equal in value to the value of the shares of beneficial interest of the Muir Portfolio that are outstanding immediately prior to the Effective Time of the Reorganization.

Shareholders of the Muir Portfolio will receive shares of the Income Portfolio. Following the transfer of assets and liabilities in exchange for Income Portfolio shares, the Trust will distribute the shares of the Income Portfolio so received to the shareholders of the Muir Portfolio. Each shareholder owning shares of the Muir Portfolio at the Effective Time of the Reorganization will receive an equivalent dollar value of Income Portfolio shares for each Muir Portfolio share held by the shareholder, plus the right to receive any unpaid dividends or distributions which were declared prior to the Effective Time of the Reorganization on Muir Portfolio shares with a record date and ex-dividend date prior to the Effective Time of the Reorganization.

The stock transfer books of the Trust with respect to the Muir Portfolio will be permanently closed as of the close of business on the day immediately preceding the Effective Time of the Reorganization. Redemption requests received thereafter by the Trust with respect to the Portfolio will be deemed to be redemption requests for shares of the Income Portfolio to be distributed to the former Muir Portfolio shareholders.

The Plan contemplates that advisory and administration services will continue to be provided to the Income Portfolio after the Effective Time of the Reorganization by Citizens Advisers as described in the accompanying Prospectus.

The reorganization is subject to the following conditions:
o Approval of the Plan and the transactions contemplated therein by the shareholders of the Muir Portfolio.

o The receipt of a legal opinion described in Section 4 of the Plan (which includes the opinion of counsel that Income Portfolio shares issued to Muir Portfolio shareholders in accordance with the terms of the Plan will be validly issued, fully paid and non-assessable) except as otherwise described in this Combined Proxy Statement/Prospectus.

Assuming satisfaction of the conditions in the Plan, the Effective Time of the Reorganization will be on September 11, 1997 or such other date as is established by the Trust.

The Trustees retain the option to cancel or modify the Plan.

The Plan and the reorganization described herein may be abandoned at any time prior to the Effective Time of the Reorganization upon the concurring votes of a majority of the Board of Trustees. The Plan provides further that at any time prior to or (to the fullest extent permitted by law) after approval of the Plan by the shareholders of the Muir Portfolio the Trustees with or without the approval of their shareholders, may amend any of the provisions of the Plan.

Strategy to effect a transition from the Muir Portfolio to the Income Portfolio:
As is described in this proxy, the Income Portfolio will receive all assets and liabilities of the Muir Portfolio after the reorganization. Because it is unlikely that the securities currently held by the Muir Portfolio will be suitable for the Income Portfolio, it is expected that the Muir Portfolio will liquidate substantially all of its securities prior to the reorganization.
Thus, the Muir Portfolio primarily will hold cash prior to the reorganization.


               FACTORS CONSIDERED BY THE BOARD OF TRUSTEES BEFORE
                          RECOMMENDING THIS TRANSACTION

Based upon their evaluations of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board of Trustees of the Trust has unanimously determined that the proposed reorganization is in the best interests of the shareholders of the Muir Portfolio, and recommends the approval of the Plan of Reorganization by such shareholders at the Meeting.

The following is a summary of the information that was presented to, and considered by, the Board in making its determination.

At a meeting held on May 5, 1997 the Board of Trustees discussed and considered the proposed reorganization.

During the course of their review and deliberation, the Trustees evaluated the potential benefits, detriments, costs and alternatives available to the Muir Portfolio and its shareholders. The Trustees received from Citizens Advisers written material containing relevant information about the Income Portfolio and the proposed reorganization, including fee structure and expense ratio information.

Citizens Advisers also provided the Trustees with analyses of the benefits to the shareholders of the Muir Portfolio resulting from the proposed reorganization, as well as other information relevant to the consideration of the proposed reorganization.

Cost considerations:
The Trustees of the Trust reviewed the terms of the Plan as it would impact shareholders of both the Muir Portfolio and the Income Portfolio. This review included both direct and indirect expenses, such as the expected costs of the reorganization to be borne by the Income Portfolio, and the anticipated expenses of the Income Portfolio after the reorganization.

The Trustees evaluated the contractual expense levels of the Income Portfolio and compared such expense levels with the current actual and contractual expense levels of the Muir Portfolio. They noted favorably that the combined contractual costs (including advisory, administration, and distribution fees) of the Income Portfolio were lower overall than those of the Muir Portfolio.

The Trustees also considered the additional efficiencies and benefits that were expected to result from the reorganization of the Muir Portfolio. These benefits include greater potential asset growth with resulting economies of scale, such as lower per share professional, registration and other non-management expenses; greater portfolio trading efficiencies, such as quantity discounts, lower transfer agency costs, better securities execution and reduced portfolio volatility resulting from shareholder purchase and redemption activity and broader portfolio diversification.

Investment Considerations:
The Trustees considered the compatibility of the Income Portfolio's investment objectives, policies, restrictions and portfolio with those of the Muir Portfolio. It was favorably noted that both Citizens Advisers and GMG/Seneca would continue as investment manager and Sub-Adviser, respectively. The Trustees noted that both the Muir Portfolio and the Income Portfolio sought income from investments selected according to both financial criteria and criteria of social responsibility. They recognized, however, that the Income Portfolio did not share the Muir Portfolio's objective of "high current income exempt from both federal and California state income tax." In this regard, they noted in their deliberations that the Income Portfolio was expected to offer a higher, although taxable, yield and a lower expense ratio than the Muir Portfolio. The Trustees also considered the tax consequences of the proposed reorganization, including the fact that the reorganization would not be effected on a tax-free basis and that, in particular, substantially all of the Muir Portfolio's securities were anticipated to be sold prior to the reorganization, resulting in realization by both the Muir Portfolio and its shareholders of taxable gain or loss. The Trustees considered the amounts of gain expected to be realized both by the Muir Portfolio and by shareholders of the Muir Portfolio in connection with the proposed reorganization.

The Trustees also considered presentations by representatives of Citizens Advisers regarding the expected future prospects of the Income Portfolio. In this regard, a significant overlap in marketing areas and efforts of the Muir Portfolio and the Income Portfolio was noted. The Trustees also favorably noted that Citizens Advisers would continue the same social investment criteria for the Income Portfolio as the Muir Portfolio had used in the past. Overall, the Trustees concluded that, while the Income Portfolio would not continue the Muir Portfolio's objective of seeking income exempt from federal and California state income tax, and while the sales of securities by the Muir Portfolio prior to the reorganization and the reorganization itself would be taxable events which could have adverse consequences to shareholders of the Muir Portfolio, the benefits of the reorganization as noted above outweighed the possible detriments of the reorganization. The Trustees determined that, were the reorganization not to be carried through, the most likely alternative, given the relatively small size of the Muir Portfolio, would be a termination and liquidation of the Muir Portfolio, which would result in similar tax consequences to shareholders.

Based upon their evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Trust's Board of Trustees, including all members who were not "interested persons" of the Trust as that term is defined in the 1940 Act, unanimously determined that the proposed reorganization (1) was in the best interests of the Trust and the Muir Portfolio and that (2) the interests of existing shareholders of the Muir Portfolio would not be diluted as a result of their effecting the transaction, and therefore recommended the approval of the Plan by shareholders at the Meeting.

                  ADDITIONAL INFORMATION ABOUT THE TRANSACTION

Capitalization:
The following pages provide pro forma combination statements of assets and liabilities, of operations, and of investments for the Muir Portfolio and the Income Portfolio as of December 31, 1996.

Pro-Forma Combination: Citizens Income Portfolio and Muir California Tax-Free Income Portfolio Statement of Assets and Liabilities-December 31, 1996 (Unaudited)

                                                      Muir California
                                                        Tax-Free          Citizens
                                                         Income            Income         Pro-Forma       Combined
                                                       Portfolio         Portfolio       Adjustments      Pro-Forma
                                                       ---------         ---------       -----------      ---------
ASSETS
  Investments in securities, at market value
    (Identified cost $11,550,087 and $33,549,880)       $ 11,810,701    $ 34,114,387    ($11,810,701)   $ 34,114,387
  Cash                                                          --               741      11,810,701      11,811,442
  Receivable for:
    Interest                                                 211,633         565,965            --           777,598
    Dividends                                                   --              --              --              --
    Fund shares sold                                            --              --              --              --
    Investment securities sold                                  --              --              --              --
    Other                                                       --             3,920            --             3,920
  Deferred organization costs                                   --              --              --
  Prepaid expenses                                           109,588           4,334           8,552**       122,474
                                                        ------------    ------------    ------------    ------------
        Total Assets                                      12,131,922      34,689,347           8,552      46,829,821
                                                        ------------    ------------    ------------    ------------

LIABILITIES
  Payables:
    Investment securities purchased                             --              --              --              --
    Capital shares redeemed                                     --              --              --              --
    Distributions                                             38,352         175,861            --           214,213
  Accrued expenses                                              --             1,549          15,000 *        16,549
                                                        ------------    ------------    ------------    ------------
        Total Liabilities                                     38,352         177,410          15,000         230,762
                                                        ------------    ------------    ------------    ------------

NET ASSETS
  Retail Shares
    Net assets                                          $ 12,093,570    $ 34,511,937         ($6,448)   $ 46,599,059
    Shares outstanding                                       754,548       3,278,486            --         4,427,323
    Net asset value (offering and redemption price)     $      16.03    $      10.53            --      $      10.53
                                                        ============    ============    ============    ============

NET ASSETS
  At December 31, 1996 net assets consisted of:
    Paid-in capital $12,197,620                         $ 34,292,301            --      $ 46,489,920
    Undistributed net investment income                       76,939          (1,343)         (6,448)         69,148
    Accumulated realized gain (loss)                        (441,603)       (343,528)           --          (785,131)
    Net unrealized appreciation of investments               260,615         564,507            --           825,122
                                                        ------------    ------------    ------------    ------------
                                                        $ 12,093,570    $ 34,511,937         ($6,448)   $ 46,599,059


* Expected cost of the shareholder meeting and the reorganization
**To reflect the economies realized through the reorganization

Pro-Forma Combination: Citizens Income Portfolio and Muir California Tax-Free Income Portfolio Statement of Operations - December 31, 1996 (Unaudited)


                                                         Muir California
                                                         Tax-Free            Citizens
                                                         Income              Income               Pro-Forma           Combined
                                                         Portfolio           Portfolio           Adjustments         Pro-Forma
                                                         ---------           ---------           -----------         ---------
Investment Income
  Interest                                                $   330,043        $ 1,297,662               --           $ 1,627,705
  Dividends                                                     5,480               --                 --                 5,480
                                                          -----------        -----------        -----------         -----------
  Total investment income                                     335,523          1,297,662               --             1,633,185
                                                          -----------        -----------        -----------         -----------
Expenses
  Investment management fees                                   40,772            109,688               --               150,460
  Transfer agent fees                                          16,247             22,510             (6,260)*            32,497
  Custody and accounting fees                                  18,196             14,361            (15,700)*            16,857
  Distribution expense                                         15,682             42,188               --                57,870
  Administration expense                                       17,152             35,404             (4,789)*            47,767
  Legal & audit fees                                            3,067              3,756             (3,000)*             3,823
  Registration fees                                               314              5,471               (300)*             5,485
  Trustees' fees and expenses                                   3,915              2,759             (3,198)*             3,476
  Printing and postage                                          2,855              2,285             (2,057)*             3,083
  Dues                                                            551              1,122               (550)*             1,123
  Insurance                                                       120                207               (120)*               207
  Other expenses                                               19,385             16,885            (15,183)*            21,087
  Amortization of organization costs                             --                 --                 --                  --
                                                          -----------        -----------        -----------         -----------
Total expenses                                                138,256            256,636            (51,157)            343,735

Fee Reductions                                                (18,196)**         (14,361)**          15,700**           (16,857)**

Reimbursement by Adviser                                      (26,936)              --               26,936***                --
                                                          -----------        -----------        -----------         -----------
Net expenses                                                   93,124            242,275             (8,521)*           326,878
                                                          -----------        -----------        -----------         -----------
Net investment income                                         242,399          1,055,387              8,521*          1,306,307
                                                          -----------        -----------        -----------         -----------
Realized and Unrealized Gain on Investments
  Realized gain on investments                                 94,724             87,772               --               182,496
  Increase in unrealized
    appreciation on investments                               207,806            702,561               --               910,367
                                                          -----------        -----------        -----------         -----------
Net realized and unrealized gain
  on investments                                              302,530            790,333               --             1,092,863
                                                          -----------        -----------        -----------         -----------
Net increase in net assets
  resulting from operations                               $   544,929        $ 1,845,720        $     8,521*        $ 2,399,169
                                                          ===========        ===========        ===========         ===========



*  To reflect the economies realized through the reorganization
** To reflect reduction in custody fees due to earnings credits
***No reimbursement is necessary in the Combined Pro-Forma Portfolio.

Pro-Forma Combination: Citizens Income Portfolio and Muir California Tax-Free Income Portfolio
Statement of Investments - December 31, 1996 (Unaudited)

                                                                                       Muir California
               Principal             Security Description             Citizens Income    Tax-Free         Pro-Forma*      Combined
               Amount                Rate, Maturity Date (yy/mm/dd)   Portfolio        Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
Amusements                     7.65%
                1,000,000            J.Q. Hammons Hotels                      987,500           --           --             987,500
                                     8.875%,04/02/15
                1,000,000            Royal Caribbean                        1,072,500           --           --           1,072,500
                                     11.375%,02/05/15
                1,400,000            Time Warner, Inc.                      1,506,876           --           --           1,506,876
                                     9.130%,13/01/15
                                                                          ----------------------------------------------------------
                                                                            3,566,876           --           --           3,566,876
                                                                          ----------------------------------------------------------

Broadcasting & Communications  6.10%
                1,500,000            Continental Cablevision, Inc.          1,604,778           --           --            1,604,778
                                     8.300%-10.625%, 02/06/15-06/05/15
                  200,000            Cablevision Inds. Corp.                  211,750           --           --              211,750
                                     10.750%, 02/01/30
                  250,000            Jones Intercable, Inc.                   272,500           --           --              272,500
                                     11.500%, 04/07/15
                  750,000            Sullivan Broadcasting                    755,625           --           --              755,625
                                     10.250%, 05/15/15
                                                                          ----------------------------------------------------------
                                                                            2,844,653           --           --            2,844,653
                                                                          ----------------------------------------------------------

Computer, Office & Business Equipment 3.50%                               ----------------------------------------------------------
                1,600,000            Corporate Express, Inc.                1,630,000           --           --           1,630,000
                                     9.130%, 04/03/15                     ----------------------------------------------------------

Financial Services & Insurance  11.86%
                1,025,000            Countrywide Funding Corp.              1,033,645           --           --           1,033,645
                                     6.875%-8.250%, 02/07/15-26/12/15
                  851,857            DLJ Mortgage Acceptance Corp.            829,326           --           --             829,326
                                     6.620%, 09/05/25
                  700,000            Donaldson, Lufkin & Jenrette, Inc.       682,150           --           --             682,150
                                     6.875%, 05/11/01
                  100,000            First Chicago NBD Corp.                  102,009           --           --             102,009
                                     7.250%, 04/08/15
                  161,699            Green Tree Financial Corp.               162,188           --           --             162,188
                                     5.600%, 19/04/15

Statement of Investments - December 31, 1996

                                                                                       Muir California
               Principal             Security Description             Citizens Income    Tax-Free          Pro-Forma*     Combined
               Amount                Rate, Maturity Date (yy/mm/dd)      Portfolio     Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
                1,500,000            Lehman Brothers, Inc.                  1,532,221           --            --           1,532,221
                                     5.040%-8.050%,03/12/15-19/01/15
                   50,000            Mbia, Inc.                                54,070           --            --              54,070
                                     9.000%,01/02/15
                1,000,000            Secured Finance Dels                   1,132,500           --            --           1,132,500
                                     9.050%, 04/12/15
                                                                          ----------------------------------------------------------
                                                                            5,528,108           --            --           5,528,108
                                                                          ----------------------------------------------------------

Healthcare                     2.80%
                   50,000            Kaiser Foundation Health Plan             55,136           --            --              55,136
                                     9.000%, 01/11/01
                  150,000            Manor Care, Inc.                         159,375           --            --             159,375
                                     9.500%, 02/11/15
                1,000,000            Quorum Health Group, Inc.              1,089,063           --            --           1,089,063
                                     8.750%-11.875%, 02/12/15-05/11/01
                                                                          ----------------------------------------------------------
                                                                            1,303,574           --            --           1,303,574
                                                                          ----------------------------------------------------------

Industrial Products            1.75%                                      ----------------------------------------------------------
                  750,000            MVE, Inc.                                817,500           --            --             817,500
                                     12.500%, 02/02/15                    ----------------------------------------------------------

Manufacturing                  4.23%
                  900,000            Scotsman Group, Inc.                     918,000           --            --             918,000
                                     9.500%, 00/12/15
                1,000,000            Tyco Toys, Inc.                        1,055,000           --            --           1,055,000
                                     10.125%, 02/08/15
                                                                          ----------------------------------------------------------
                                                                            1,973,000           --            --           1,973,000
                                                                          ----------------------------------------------------------

Real Estate                    9.70%
                1,300,000            ERP Operations Ltd Partnership         1,314,274           --            --           1,314,274
                                     7.570%, 26/08/15
                1,000,000            Merry Land & Investment, Inc.            988,540           --            --             988,540
                                     6.875%, 03/11/01
                1,000,000            Property Trust Of America                943,650           --            --             943,650
                                     6.875%, 08/02/15

Statement of Investments - December 31, 1996

                                                                                       Muir California
               Principal             Security Description             Citizens Income    Tax-Free          Pro-Forma*    Combined
               Amount                Rate, Maturity Date (yy/mm/dd)      Portfolio     Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
                  500,000            Security Cap Pac, Inc.                   492,385           --            --             492,385
                                     7.900%, 16/02/15
                  800,000            Weingarten Realty                        780,824           --            --             780,824
                                     6.900%, 08/11/24
                                                                          ----------------------------------------------------------
                                                                            4,519,673           --            --           4,519,673
                                                                          ----------------------------------------------------------
Retail                        10.01%
                  250,000            Baby Superstore, Inc.                    243,438           --            --             243,438
                                     4.875%, 00/10/01
                1,500,000            Hook SuperX, Inc.                      1,595,625           --            --           1,595,625
                                     10.125%, 02/06/01
                1,500,000            Orchard Supply                         1,593,750           --            --           1,593,750
                                     9.375%, 02/02/15
                  472,000            Smiths Food And Drug                     522,740           --            --             522,740
                                     11.250%, 07/05/15
                  679,000            Vons Companies, Inc.                     709,555           --            --             709,555
                                     9.625%, 02/04/01
                                                                          ----------------------------------------------------------
                                                                            4,665,108           --            --           4,665,108
                                                                          ==========================================================
                                                                           26,848,491           --            --          26,848,491
                                                                          ==========================================================

SHORT TERM INVESTMENTS         1.08%
                  204,000            State Street Bank & Trust                204,000           --            --             204,000
                                     5.150%, 97/01/02
                                     General Electric Capital Corp.           299,895                                        299,895
                                     6.250% 97/01/03
                                                                          ----------------------------------------------------------
                                                                              503,895           --            --             503,895
                                                                          ----------------------------------------------------------

LONG TERM U.S. GOVERNMENT
                              14.51%
                1,600,000            Federal Home Loan Mortgage Corp.       1,500,407           --            --           1,500,407
                                     6.800%-8.750%, 05/06/15-18/04/15
                4,500,000            Federal National Mortgage Assn.        3,537,272           --            --           3,537,272
                                     6.500%-8.000%, 06/07/25-24/01/25
                3,865,000            Government National Mortgage Assn.     1,724,322           --            --           1,724,322
                                     7.000%-9.500%, 07/04/15-22/10/15
                                                                          ----------------------------------------------------------
                                                                            6,762,001           --            --           6,762,001
                                                                          ----------------------------------------------------------

Statement of Investments - December 31, 1996

                                                                                       Muir California
               Principal             Security Description             Citizens Income    Tax-Free          Pro-Forma*     Combined
               Amount                Rate, Maturity Date (yy/mm/dd)      Portfolio     Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
MUNICIPAL SECURITIES
Affordable Housing            5.00%
                  370,000            California Housing Finance             --            388,612          (388,612)         --
                                     Agency Revenue 00/02/01, AA-
                  740,000            California Housing Finance             --            774,155          (774,155)         --
                                     Agency Revenue 05/02/01, AA-
                  500,000            California Housing Finance             --            512,889          (512,889)         --
                                     Agency Revenue 00/08/01, AA-
                  100,000            California State Housing               --            100,926          (100,926)         --
                                     07/04/01, A+
                   10,000            Los Angeles CA Single Family Homes     --             10,604           (10,604)         --
                                     05/06/01, AAA
                   35,000            Riverside County CA Single             --             36,426           (36,426)         --
                                     Family Mortgage 16/10/01, AAA
                  500,000            Thousand Oaks CA Redevelopment         --            508,184          (508,184)         --
                                     Agency Tax 10/12/01, AAA
                                                                          ----------------------------------------------------------
                                                                            --          2,331,796        (2,331,796)         --
                                                                          ----------------------------------------------------------

Airports                      1.12%                                       ----------------------------------------------------------
                  500,000            Los Angeles CA Dept. Of Airports       --            522,151          (522,151)         --
                                     09/05/15, AAA                        ----------------------------------------------------------

Education & Health            4.02%
                  500,000            Duarte CA Certificate of               --            502,834          (502,834)         --
                                     Participation 13/04/01, BAAA1
                  500,000            Escondido CA United High School Dist.  --            520,614          (520,614)         --
                                     09/11/01, AAA
                  250,000            Madera County CA Certificate           --            279,981          (279,981)         --
                                     of Participation 10/03/15, AAA
                  500,000            University of California Revenue       --            568,310          (568,310)         --
                                     Bonds 16/09/01, AAA
                                                                          ----------------------------------------------------------
                                                                            --          1,871,739        (1,871,739)         --
                                                                          ----------------------------------------------------------

Environmental                 14.85%
                  500,000            Burbank CA Waste Water Treatmnt        --            497,683          (497,683)         --
                                     Revenue 15/06/01, AAA

Statement of Investments - December 31, 1996

                                                                                       Muir California
               Principal             Security Description             Citizens Income    Tax-Free          Pro-Forma*     Combined
               Amount                Rate, Maturity Date (yy/mm/dd)      Portfolio     Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
                  550,000            California State Public                --            548,141          (548,141)          --
                                     Works Lease 14/06/01, Ap
                  500,000            East Bay CA Municipal Utilities        --            469,745          (469,745)          --
                                     Dist. 001 15/04/01, AA
                  440,000            Kings County CA Waste Mgmt.            --            456,742          (456,742)          --
                                     Authority 99/10/01, BBB+
                  500,000            Los Angeles CA Waste Water             --            483,022          (483,022)          --
                                     Systems Revenue 12/02/01, AAA
                  500,000            Los Angeles County CA Public Works     --            513,684          (513,684)          --
                                     15/10/01, AA
                  300,000            Ontario CA Redevelopment Financing     --            350,492          (350,492)          --
                                     Auth. Revenue 11/08/01, AAA
                  500,000            Metropolitan Water District            --            478,864          (478,864)          --
                                     Southern CA 13/07/01, AAA
                  500,000            Midpeninsula Regional Open Space       --            516,341          (516,341)          --
                                     District 14/09/01, AAA
                  500,000            Mountain View CA Shoreline Park        --            511,097          (511,097)          --
                                     10/08/01, AAA
                  515,000            Pasadena CA Waste Water Revenue        --            477,864          (477,864)          --
                                     18/07/01, AA
                  600,000            Santa Margarita Dana Point CA          --            592,631          (592,631)
                                     14/07/01, AAA
                  500,000            Southgate CA Public Financing          --            510,616          (510,616)          --
                                     Authority 09/10/01, AAA
                  500,000            Tulare CA Sewer Revenue                --            511,225          (511,225)          --
                                     12/11/15, AAA
                                                                          ----------------------------------------------------------
                                                                            --          6,918,145        (6,918,145)          --
                                                                          ==========================================================

SHORT TERM
MUNICIPAL INVESTMENTS         0.36%
                    7,786            GOLDMAN SACHS ITA CALIFORNIA           --              7,786            (7,786)          --
                                     99/12/31
                  159,085            MUNICIPAL FUND FOR CALIFORNIA          --            159,085          (159,085)          --
                                     INVESTMENTS, INC. 99/12/31
                                                                         ==========================================================
                                                                            --            166,872          (166,872)          --

Statement of Investments - December 31, 1996

                                                                                       Muir California
                                                                       Citizens Income     Tax-Free          Pro-Forma*     Combined
                                                                         Portfolio     Income Portfolio   Adjustments    Pro-Forma
------------------------------------------------------------------------------------------------------------------------------------
Total Investments
(Cost $45,102,226)(a)                                                     34,114,387      11,810,701     (11,810,701)     34,114,387

Other assets, less liabilities                                               397,550         282,869      11,804,253      12,484,672
                                                                         ----------------------------------------------------------
NET ASSETS                                                               $34,511,937     $12,093,570         ($6,448)    $46,599,059
                                                                         ==========================================================
Shares Outstanding                                                         3,278,486         745,548                       4,427,323
                                                                         ==========================================================
Net asset value and redemption price per share                                $10.53          $16.03                          $10.53
                                                                         ==========================================================



Key:  (a)  Cost for federal income tax purposes is the same.
      (b) Source of ratings is Standard' s & Poors, Moody's or Fitch Investor Services.
* It is anticipated that all Muir California Tax-Free Income Portfolio holdings will be sold.

Waivers and Reimbursements Reflected in Financial Statements:
The financial statements on the previous pages contain certain entries for expense reimbursements. Under the terms of the Trust's management agreement with Citizens Advisers (the "Adviser"), the Adviser is paid a monthly fee based on an annual rate of each portfolio's average net assets. The rate is .65% both for the Income Portfolio and the Muir Portfolio. The Adviser has agreed to reduce or eliminate its fee to the extent that the total expenses of a portfolio for any fiscal year (exclusive of taxes, interest, brokerage commissions and extraordinary expenses) exceed the following limits: Income Portfolio, 1.75% of the first $75 million of average net assets and 1.25% thereafter; and Muir Portfolio, 1.55% of average net assets. The Adviser may also voluntarily reduce its fee or waive reimbursements of distribution costs so that the expenses of a portfolio are below such limits. Reimbursements for the period ended December 31, 1996 were $22,601 for the Muir Portfolio. (There were no waivers or reimbursements affecting the Income Portfolio.)



                               MANAGER'S COMMENTS

The following comments regarding the Income Portfolio and the Muir Portfolio have been provided by our Sub-Adviser charged with managing the portfolios. Such information was prepared in connection with and is included within the Trust's annual report for the fiscal year ended June 30, 1996, and the semi-annual report for the six months ended December 31, 1996.

Citizens Income Portfolio
Sub-Adviser: GMG/Seneca Capital Management L.P.
Portfolio Manager: Gail Seneca
Objective: High current income

The Ground Rules: Invests at least 65% of its assets in taxable bonds rated as "investment grade."

The Results: 5.71% for the six months ended 12/31/96; 4.85% for the year ended 12/31/96 and 7.09% average annual return since inception of 6/10/92. The Lehman Government/Corporate Intermediate Index returned 4.05% for the year ended 12/31/96.

Fiscal Year 1996 Recap (period ending 6/30/96):
The Citizens Income Portfolio provided a total return of 5.48% for the year ending 6/30/96. This return placed the Income Portfolio in the top quartile of comparable funds according to Morningstar rankings for the one year period ending 6/30/96, and well above the bond market average. On July 3, 1996, the Wall Street Journal listed the Citizens Income Portfolio with an "A" ranking. This denoted the top 20% in performance among comparable funds for the one year and three year periods ending 6/30/96. These competitive results were achieved with a lower risk strategy, focused on intermediate maturity bonds with relatively high income payouts.*

--------------------
*Performance data represents past performance which does not guarantee future results. The principal value and investment return of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The benefits of this careful, risk averse strategy are especially obvious during periods of great volatility in the markets. Fiscal year 1996 was such a period. In fact, the price volatility of long maturity bonds actually exceeded the volatility of common stocks during the year. Rather than attempting to time the swings in the market, the Citizens Income Portfolio controls its maturity exposure, and over long periods, realizes most of its return through current income.

The bulk of our analytic work is the identification of bonds which can provide a steady, long term, and high income stream. During fiscal year 1996, this led us to emphasize corporate bonds and mortgage backed issues, especially collateralized mortgage obligations. The issues in which we invested generally carried above market coupons, which proved quite defensive during the price downturn in the first half of 1996. As of 6/30/96, our top holdings in the Income Portfolio included a number of corporate issues (such as Corporate Express and Time Warner) as well as some government guaranteed collateralized mortgage obligations.

In absolute terms, the overall bond market's return during fiscal year 1996 was below average. This return reflected a drop in bond prices in 1996, caused by a rise in interest rates. Rates jumped over one percentage point in the first half of 1996 in response to stronger than expected economic news. We expect a more benign trend in interest rates going forward, as the economy slows a bit and inflation remains tame. This will benefit bond investors. Our approach will remain focused on providing above market returns through the disciplined, lower-risk strategy which has proven beneficial for the Income Portfolio thus far.

Six Month Recap (period ending 12/31/96):
Bond market action in 1996 was extremely volatile. Long term interest rates rose from less than 6% at the start of the year to over 7% by fall. While this is a swing of only one percent, readers of our prospectus will recall that the price of bonds varies inversely with interest rates. For longer term bonds a 1% swing can cause a change of 15% or more in the price of a bond.

This very difficult environment for bond investors produced a below average return, of just 2.9%, for the broad bond market, as measured by the Lehman Government/Corporate Index. The Citizens Income Portfolio outperformed the broad market, returning 4.85% for the year.

The portfolio achieved these strong results by emphasizing high current income. Instead of attempting to time the swings in the market, the Citizens Income Portfolio maintains an intermediate term maturity exposure, and over long periods, realizes most of its return through current income. Our approach seeks to ensure that investors will receive a high and steady income stream despite volatile market conditions.

As noted above, the bulk of our analytic work concentrates on the identification of bonds which can provide a steady, high income stream. In 1996, the portfolio invested mainly in corporate bonds and mortgage backed securities. Some of the best performers over the second half of 1996 included Smiths Food and Drug, MVE Inc., Orchard Supply and Hardware (purchased by Sears Roebuck and Co.), and Weingarten Realty Investors. As of 12/31/96 our top holdings included mortgage backed bonds issued by FHLMC, FNMA and GNMA, as well as corporate issues such as Corporate Express, Continental Cablevision, Equity Residential Properties, Orchard Supply and Hook Super-X.

Market volatility will continue in 1997, but we believe rates will probably fluctuate within a fairly tight range between 6% and 7.25%. Inflation appears steady at about 3% in the U.S., and has fallen to even lower levels in other industrialized countries. "Real" or inflation adjusted returns from bonds at 6%
- 7.25% are therefore quite attractive. Our approach will remain focused on providing above market returns through the disciplined, low risk strategy which has proven so beneficial for the Income Portfolio thus far.

[GRAPHIC OMITTED]


Solid rule -- Citizens Income Portfolio
Dashed rule -- Lehman Government/Corporate Intermediate

[left axis]
14,000
13,500
13,000
12,500
12,000
11,500
11,000
10,500
10,000

[bottom axis]

6/30/92     6/30/93     6/30/94     6/30/95     6/30/96     12/31/96

Past performance is not indicative of future results. Standardized total return:
Citizens Income, 1 year 10.45%, since inception 6.8%. Portfolio commenced operations June 10, 1992.

The Muir California Tax Free Income Portfolio
Sub-Adviser: GMG/Seneca Capital Management L.P.
Portfolio Manager: Gail Seneca
Objective: Current income exempt from California State and Federal Taxes.

The Ground Rules: Invests up to 100% in California municipal securities.

The Results: 4.46% for the six months ended 12/31/96; 3.19% for the year ended 12/31/96 and 6.47% average annual return since inception on 6/10/91. The Lehman 7 Year Municipal Index returned 4.36% for the year ended 12/31/96.

Fiscal Year 1996 Recap (period ending 6/30/96):
The Muir Portfolio provides tax free income for California residents, through investment in a high quality portfolio of municipal issues which has positive social and environmental impact.

The Muir Portfolio provided investors a one year total return of 4.71% as of 6/30/96, consisting mostly of tax free income. At 6/30/96, the current distribution rate for the Muir Portfolio was 3.95%, which translated into a very attractive tax equivalent return of over 7.2%. (Assuming a combined Federal and California income tax bracket of 45%.)

Volatile conditions prevailed in the California municipal market over the year. Late in 1995, municipal bond yields fell sharply as the overall economy softened. 1996 saw an abrupt reversal of the downtrend in rates. By mid year, interest rates had risen again, completely reversing the prior decline.

In addition to the swings in the general level of interest rates, municipal bonds experienced additional volatility due to the changing prospects for tax reform. In 1995, a change in the tax-free status of municipal bond income was proposed in Congress. Fears that such a change might be enacted into law dampened investor demand for municipals. By early 1996, prospects for tax reform faded, and the tone in the municipal bond market improved. Also contributing to the firmer tone was the long awaited emergence of Orange County form bankruptcy and a rebound in the California economy.

Looking through the volatility, we see good value in California municipals for high tax bracket investors. At current yields, investors are adequately compensated for inflation. Credit trends are improving in California, to the benefit of bond investors. Finally, investor demand is likely to pick up in response to recent stock market turmoil.

Stable, tax free return, produced by a risk averse strategy focused on intermediate rather than long maturity bonds, remains our objective.

Six Month Recap (period ending 12/31/96):
The most important news for tax-free investors in 1996 was that the market for municipal securities seems to have recovered from its long slump. At 12/31/96, the current distribution rate for the Portfolio was 3.73%, which translates into a very attractive tax equivalent yield of over 6.93% for California taxpayers. This means that for the first time in several years investors in high tax brackets who invest in taxable bonds actually may do better in tax-free bonds.

Although interest rates were volatile during the year, yields on municipal bonds finished the year only moderately higher than at 1995 year end. More noteworthy, however, is the fact that the elimination of the prospect of "tax reform" has caused a pleasant upward revaluation of the municipal market.

However, not all is good news. While an improvement in the California economy has resulted in credit upgrades by both Moody's and Standard & Poor's in the rating of issues of the state and its agencies, concerns over the passage of Prop. 218, which limits the flexibility of the counties to satisfy their financial obligations, caused the rating agencies to reduce the ratings on the large counties of San Diego and Los Angeles. To protect the portfolio from this risk, we have paid particular attention to the essentially of the purposes for the bonds in which we have invested, concentrating our purchases largely in essential service revenue bonds. As additional protection, over half of the bonds in the portfolio are insured and carry an AAA rating.

We continue to perceive good value in California municipals for high tax bracket individuals. Stable, tax free return, produced by a risk averse strategy focused on intermediate rather than long maturity bonds, remains our objective.

[GRAPHIC OMITTED]


Solid rule -- Muir California Tax-Free Income Portfolio
Dashed rule -- Lehman 7 Year Municipal Index

[left axis]
16,000
15,000
14,000
13,000
12,000
11,000
10,000
9,000
[bottom axis]

2/8/94    6/30/94     6/30/95     6/30/96     12/31/96

Past performance is not indicative of future results. Standardized total return:
Muir Portfolio, 1 year 5.15%, since inception 6.59%. Portfolio commenced operations June 10, 1991.

--------------------------------------------------------------------------------

ADDITIONAL INFORMATION ABOUT THE MUIR AND INCOME PORTFOLIOS

The following tables provide additional financial information for the Muir Portfolio and the Income Portfolio for the periods indicated. The information is based on a single share outstanding throughout such periods.

CITIZENS INCOME PORTFOLIO               For the six months For the year  For the year   For the year   For the year  For the year
                                        ended 12/31/96     ended 6/30/96 ended 6/30/95  ended 6/30/94  ended 6/30/93 ended 6/30/92**
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $10.28          $10.38          $10.04          $10.60         $10.07        $10.00
                                        --------------------------------------------------------------------------------------------

Income (loss) from
   investment operations
   Net Investment Income                       0.33             0.66           0.65            0.55           0.46          0.01
   Net Gain (loss) on Securities
      (both realized and unrealized)           0.25            -0.10           0.36           -0.54           0.54          0.07
                                        --------------------------------------------------------------------------------------------
   Total From Investment Operations            0.58             0.56           1.01            0.01           1.00          0.08
                                        --------------------------------------------------------------------------------------------
Less distributions
   Dividends
      (from net investment income)            (0.33)           (0.66)         (0.65)          (0.55)          (0.47)       (0.01)
   Distributions
      (from net realized gains)                 --               --           (0.02)          (0.02)            --           --
                                        --------------------------------------------------------------------------------------------
Total Distributions                           (0.33)           (0.66)         (0.67)          (0.57)          (0.47)       (0.01)
                                        --------------------------------------------------------------------------------------------
Net Asset Value, End of Period                10.53            10.28          10.38           10.04           10.60        10.07
                                        --------------------------------------------------------------------------------------------
Total Return                                   5.71%            5.48%         10.45%           5.09%          12.58%       14.60%*
 Net Assets, End of Period (000's)          $34,512          $32,276        $30,122         $24,410         $12,601      $ 1,030
                                        ============================================================================================
Ratio of Expenses
   to Average Net Assets                       1.39%*           1.43%          1.35%           1.25%           1.42%        1.75%*

Ratio of Expenses
   to Average Net Assets
   Prior to Reimbursement                      1.39%*           1.48%          1.48%           2.01%           2.38%         N/A%

Ratio of Net Income (Loss)
   to Average Net Assets                       6.07%*           6.26%          6.47%           5.43%           4.98%        4.38%*

Ratio of Net Income (Loss)
   to Average Net Assets
   Prior to Reimbursement                      6.07%*           6.21%          6.34%           4.68%           4.02%         N/A

Portfolio Turnover Rate                       19.02%           41.36%         46.03%          52.62%          22.35%        0.00%


* Annualized       ** Commencement of operations June 10, 1992

MUIR CALIFORNIA TAX FREE                For the six months For the year  For the year  For the period    For the year  For the year
INCOME PORTFOLIO                        ended 12/31/96     ended 6/30/96 ended 6/30/95 4/1/94 to 6/30/94 ended 3/31/94 ended 3/31/93
------------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $15.64          $15.53          $15.43          $15.71          $16.67       $15.76
                                        --------------------------------------------------------------------------------------------
Income (loss) from
   investment operations
   Net Investment Income                       0.30             0.62           0.67            0.18            0.84         0.90
   Net Gain (loss) on Securities
      (both realized and unrealized)           0.39             0.11           0.10            0.01           (0.79)        1.00
                                        --------------------------------------------------------------------------------------------
   Total From Investment Operations            0.69             0.73           0.77            0.19            0.05         1.90
                                        --------------------------------------------------------------------------------------------
Less distributions
   Dividends
      (from net investment income)            (0.30)           (0.62)         (0.67)          (0.32)          (0.86)       (0.91)
   Distributions
      (from net realized gains)                 --               --              --           (0.15)          (0.15)       (0.08)
                                        --------------------------------------------------------------------------------------------
Total Distributions                           (0.30)           (0.62)         (0.67)          (0.47)          (1.01)       (0.99)
                                        --------------------------------------------------------------------------------------------
Net Asset Value, End of Period                16.03            15.64          15.53           15.43           15.71        16.67
                                        ============================================================================================
Total Return                                   4.46%            4.71%          5.15%           5.09%*          0.04%       12.58%

Net Assets, End of Period (000's)           $12,094          $13,221        $15,241         $17,276         $17,532      $15,455
                                        ============================================================================================
Ratio of Expenses
   to Average Net Assets                       1.53%*           1.55%          1.25%           1.25%*          0.75%        0.46%

Ratio of Expenses
   to Average Net Assets
   Prior to Reimbursement                      1.97%*           1.87%          1.74%           1.86%*          1.62%        1.87%

Ratio of Net Income (Loss)
   to Average Net Assets                       3.98%*           3.98%          4.37%           4.70%*          4.98%        5.59%

Ratio of Net Income (Loss)
   to Average Net Assets
   Prior to Reimbursement                      3.53%*           3.66%          3.88%           4.09%*          4.11%        4.18%

Portfolio Turnover Rate                       48.62%           83.12%         74.94%          38.29%          31.04%       36.24%

* Annualized

Information about the Income Portfolio is included in the Prospectus dated September 27, 1996, as amended March 28, 1997 and further amended May 1, 1997, accompanying this Combined Proxy Statement/Prospectus, which is incorporated by reference herein. Additional information about the Income Portfolio is included in the Statement of Additional Information dated September 27, 1996, as amended March 28, 1997. Additional information about both the Muir Portfolio and the Income Portfolio is contained in the Trust's annual report for the fiscal year ended June 30, 1996, and the semi-annual report for the period ended December 31, 1996, copies of which have been provided earlier to shareholders. Additional copies also may be obtained without charge by writing or calling the Trust at the address and telephone number shown on the cover page of this Combined Proxy Statement/Prospectus.

The Trust is subject to the informational requirements of the Exchange Act and the 1940 Act, as applicable, and, in accordance with such requirements, files proxy materials, reports and other information with the SEC. These materials can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W. , Washington, D.C. 20549, at the offices of Citizens Advisers listed above and at the SEC's Regional Offices at 75 Park Place, Room 1228, New York, New York 10007 and Everett McKinley Dirksen Building, 219 South Dearborn Street, Room 1204, Chicago, Illinois 60604. Copies of such materials can also be obtained from Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.


                         FINANCIAL STATEMENTS AND EXPERT

Financial statements for both the Muir Portfolio and the Income Portfolio (including assets and liabilities, operations, and investments) for the relevant periods are contained in this Combined Proxy Statement/Prospectus in reliance upon the reports of Tait, Weller and Baker, independent certified public accountants, given on the authority of such firm as experts in accounting and auditing.


                                 OTHER BUSINESS

The Board of Trustees knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


                              SHAREHOLDER INQUIRIES

Shareholder inquiries may be addressed to the Trust in writing at the address on the cover page of this Combined Proxy Statement/Prospectus or by telephoning
(800) 223-7010.

THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN, AND ANY UNMARKED PROXIES WITHOUT INSTRUCTIONS TO THE CONTRARY WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

End of Page
                                       40